Carlyle Reports Fourth Quarter and Full-Year 2023 Financial Results FEBRUARY 7, 2024

Carlyle Reports Fourth Quarter and Full-Year 2023 Financial Results WASHINGTON, DC AND NEW YORK, NY – FEBRUARY 7, 2024 – Global investment firm The Carlyle Group Inc. (NASDAQ: CG) today reported its unaudited results for the fourth quarter and full-year ended December 31, 2023. Dividend The Board of Directors has declared a quarterly dividend of $0.35 per common share to holders of record at the close of business on February 23, 2024, payable on March 1, 2024. Conference Call Carlyle will host a conference call at 8:30 a.m. EST on Wednesday, February 7, 2024, to discuss its fourth quarter and full-year 2023 financial results. The call will be available via public webcast from the Shareholders section of Carlyle's website at www.carlyle.com and a replay will be available on the website soon after the call’s completion. About Carlyle Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across its business and conducts its operations through three business segments: Global Private Equity, Global Credit and Global Investment Solutions. With $426 billion of assets under management as of December 31, 2023, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. Carlyle employs more than 2,200 people in 28 offices across four continents. Further information is available at www.carlyle.com. Follow Carlyle on X @OneCarlyle and LinkedIn at The Carlyle Group. 2 “Carlyle generated record results including record AUM in 2023. We enter 2024 with significant momentum and strong operating leverage and are well-positioned to deliver value for all of our stakeholders.” HARVEY M. SCHWARTZ Chief Executive Officer

Statements contained in this press release that are not historical facts are based on current expectations, estimates, projections, opinions, and/or beliefs of Carlyle. Such statements involve known and unknown risks, uncertainties, and other factors, and undue reliance should not be placed thereon. Certain information contained in this press release constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “seek,” “expect,” “anticipate,” “forecast,” “project,” “estimate,” “intend,” “continue,” “target,” or “believe,” or the negative version of these words or other comparable words. Statements related to projected Assets Under Management (“AUM”), Distributable Earnings (“DE”), Fee Related Earnings (“FRE”), FRE Margin, FRE Compensation Ratio, fundraising, and fee revenue for future periods could be impacted by the level of investment performance, our ability to fundraise and the fees we can charge on such commitments, the pace and scale of capital deployment, which may not be consistent with historical levels, the pace and success of exit activity, changes in regulations and laws (including tax laws), our ability to scale existing businesses and wind-down underperforming businesses, our ability to manage expenses and retain key personnel, our ability to manage stock dilution, and our ability to charge and retain transaction fees. Forward-Looking Statements Even if we were to achieve our goals, there is no guarantee that such fundraising will translate into increased earnings and margins. There can be no assurance that Carlyle’s strategic goals will ultimately be realized, or if realized that they will have the effect of accelerating our growth or earnings. All projections assume benign market conditions. These statements are subject to risks, uncertainties, and assumptions, including those listed in this disclaimer and described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the U.S. Securities and Exchange Commission (“SEC”) on February 9, 2023, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This release does not constitute an offer for any Carlyle fund. Contacts INVESTOR RELATIONS MEDIA Daniel Harris Brittany Berliner Kristen Greco Ashton Phone: +1 (212) 813-4527 Phone: +1 (212) 813-4839 Phone: +1 (212) 813-4763 daniel.harris@carlyle.com brittany.berliner@carlyle.com kristen.ashton@carlyle.com

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Carlyle Fourth Quarter and Full-Year 2023 U.S. GAAP Results • Fund management fees were relatively flat in FY 2023 compared to FY 2022, as the impacts of a full year of management fees from the CBAM and Abingworth acquisitions, fundraising, and investment activity across our platform was largely offset by lower transaction and portfolio advisory fees and the impact of realizations in funds whose management fees are based on invested capital. • Investment income, including performance allocations, for FY 2023 reflects 7% appreciation in our carry portfolio, compared to 11% appreciation in our carry portfolio for FY 2022. Investment income in FY 2023 and FY 2022 also include an investment loss of $104 million and $177 million, respectively, related to the dilution of our ownership in Fortitude in connection with drawdowns on the 2022 capital raise. • Equity-based compensation increased in FY 2023 from the comparable period in 2022, driven by equity awards granted in 1Q’23, including inducement equity awards granted to our new CEO in February. • Performance allocations and incentive fee related compensation in FY 2023 reflects a one-time charge of $1.1 billion related to a realignment of our employee compensation program to increase the proportion of our accrued performance allocations used to compensate our employees, that became effective December 31, 2023. • General, administrative and other expenses increased 13% in FY 2023 from FY 2022. The year-over-year increase was primarily driven by foreign currency losses in FY 2023 compared to foreign currency gains in FY 2022, as well as the impact of a full year of amortization expense related to the CBAM and Abingworth acquisitions, partially offset by a decrease in professional fees. 4 (Dollars in millions, except per share amounts) 4Q'22 4Q'23 FY'21 FY'22 FY'23 REVENUES Fund management fees $ 497.2 $ 532.0 $ 1,667.5 $ 2,030.1 $ 2,043.2 Incentive fees 21.1 31.8 48.8 63.7 93.7 Investment income, including performance allocations 51.3 144.0 6,721.9 1,898.0 44.8 Revenue from consolidated entities 106.4 158.4 253.2 311.0 570.1 All other revenues 43.4 60.0 90.7 135.9 212.1 Total Revenues 719.4 926.2 8,782.1 4,438.7 2,963.9 EXPENSES Cash-based compensation and benefits 272.3 225.3 908.0 1,052.0 1,023.7 Equity-based compensation 14.7 62.3 163.1 154.0 249.1 Performance allocations and incentive fee related compensation (21.3) 1,144.1 2,961.0 719.9 1,103.7 General, administrative and other expenses 188.6 181.4 431.7 575.8 652.1 Expenses from consolidated entities 74.5 120.8 178.5 211.6 419.1 Interest and other non-operating expenses 28.6 32.0 114.8 111.4 124.0 Total Expenses 557.4 1,765.9 4,757.1 2,824.7 3,571.7 Net investment gains (losses) of consolidated funds 9.5 (3.0) 2.5 (41.5) 6.9 Income before provision for income taxes1 171.5 (842.7) 4,027.5 1,572.5 (600.9) Provision (benefit) for income taxes 12.9 (172.4) 982.3 287.8 (104.2) Net income (loss) 158.6 (670.3) 3,045.2 1,284.7 (496.7) Net income attributable to non-controlling interests 31.4 21.7 70.5 59.7 111.7 Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ 127.2 $ (692.0) $ 2,974.7 $ 1,225.0 $ (608.4) Net income (loss) attributable to The Carlyle Group Inc. per common share: Basic $ 0.35 $ (1.92) $ 8.37 $ 3.39 $ (1.68) Diluted $ 0.35 $ (1.92) $ 8.20 $ 3.35 $ (1.68) Cash-based compensation and benefits ratio2 37.9% 24.3% 10.3% 23.7% 34.5 % Income (loss) before provision for taxes margin3 23.8% (91.0) % 45.9% 35.4% (20.3) % Effective tax rate 7.5% 20.5% 24.4% 18.3% 17.3 % Net performance revenues4 $ 2.6 $ (1,028.4) $ 3,123.6 $ 607.6 $ (1,192.3) Net loss attributable to The Carlyle Group Inc. common stockholders in Q4 2023 was $(692) million, and $(608) million for FY 2023, or $(1.92) and $(1.68) per share on a diluted basis, respectively, reflecting a one-time $1.1 billion charge related to a realignment of our employee compensation program See notes at end of document.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s Strategic and Financial Update

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 2023 Was a Year of Record Results 6 $859 MN 43% RECORD FEE RELATED EARNINGS RECORD QUARTERLY FRE MARGIN Q4 2023 $426 BN $37 BN RECORD ASSETS UNDER MANAGEMENT FUNDRAISING (3RD BEST YEAR)

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Areas of Focus 7 1 2 3 4 Enhancing Stakeholder Alignment Optimizing Capital Strategic Initiatives Financial Targets

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 MORE CARRY TO TEAMS MORE FRE TO SHAREHOLDERS INCREASING FRE PROFITABILITY 8 2021-2023 Average Target 2021-2023 Average Target ~47% ~46% ~60% - 70% ~30% - 35% (1) FRE Compensation Ratio is calculated as total segment cash-based compensation and benefits divided by total segment fee revenues. Note: As part of this compensation realignment, we incurred a one-time $1.1 billion GAAP charge in Q4 2023 to account for the increase to our unrealized performance compensation liability. Information presented is illustrative and not intended to predict future events. Please see the “Forward-Looking Statements” slide for more information about the use of, and reliance on, projections. Enhancing Stakeholder Alignment1 2021-2023 Average Target ~37% ~40% - 50% REALIZED CARRY COMPENSATION RATIO FRE COMPENSATION RATIO 1 FRE MARGIN

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Optimizing Capital 9 $1.4 BN Our Board has approved a significantly larger share repurchase TOTAL SHARE REPURCHASE CAPACITY 2

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Strategic Initiatives 10 GLOBAL CREDIT & INSURANCE GLOBAL INVESTMENT SOLUTIONS WEALTH EXPENSE MANAGEMENT Increased AUM by 280% over the past 4-years Increased AUM by 70% over the past 4-years Inflows of ~$50 billion since inception Remain focused on disciplined expense management WELL-POSITIONED TO DRIVE CONTINUED EARNINGS GROWTH 13

4 Financial Targets

$1.1 BN	40–50%	$40 BN+	$1.4 BN
2024 TARGET FRE	2024 FRE MARGIN TARGET	TARGET 2024 INFLOWS	SHARE REPURCHASE CAPACITY

Note: Information presented is illustrative and not intended to predict future events. Please see the "Forward-Looking Statements" slide for more information about the use of, and reliance on, projections. A reconciliation of forward-looking non-GAAP financial measures cannot be provided without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliation that have not yet occurred, are out of our control, or cannot be reasonably predicted. For the same reasons, Carlyle is unable to assess the probable significance of the unavailable information, which could have a material impact on its future GAAP financial results.

CARLYLE | 11

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color sFourth Quarter and Full-Year 2023 Financial Results

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Financial Measures • Distributable Earnings (“DE”) was $403 million in Q4 2023 on a pre-tax basis, or $0.86 per common share on a post-tax basis. FY 2023 DE was $1.4 billion, or $3.24 per common share • Fee Related Earnings (“FRE”) was $254 million for Q4 2023 and $859 million for FY 2023 • Realized Net Performance Revenues was $136 million for Q4 2023 and $531 million for FY 2023 • Net Accrued Performance Revenues was $2.4 billion as of December 31, 2023 • Declared a quarterly dividend of $0.35 per common share, payable to stockholders of record as of February 23, 2024 Assets Under Management • Total Assets Under Management: $426 billion, up 14% year-over-year • Performance Fee Eligible Assets Under Management: $218 billion, up 6% year-over-year • Fee-earning Assets Under Management: $307 billion, up 15% year-over-year • Perpetual Capital Fee-earning AUM: $89 billion, representing 29% of the total Fee-earning AUM • Pending Fee-earning AUM: $15 billion, up 37% year-over-year • Available Capital for investment: $76 billion, up 6% year-over-year Key Metrics • Fundraising: $16.9 billion in Q4 2023 and $37.1 billion in FY 2023 • Invested Capital (carry funds): $7.2 billion in Q4 2023 and $19.8 billion in FY 2023 • Realized Proceeds (carry funds): $5.2 billion in Q4 2023 and $20.6 billion in FY 2023 • Carry Fund Appreciation: 1% in Q4 2023 and 7% in FY 2023 Share Repurchase • Carlyle’s Board of Directors reset the company’s total share repurchase authorization to $1.4 billion, effective as of February 6, 2024 Carlyle Fourth Quarter and Full-Year 2023 Highlights 13

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Carlyle Fourth Quarter and Full-Year 2023 Total Segment Operating Results (1) Fee related performance revenues are the realized portion of performance revenues that are measured and received on a recurring basis, are not dependent on the disposition of investments, and which are not at risk of giveback. The related compensation expense is included in cash-based compensation and benefits. (2) A reconciliation of Distributable Earnings to After-tax Distributable Earnings per common share is provided on page 36. (3) The Board of Directors has declared a quarterly dividend of $0.35 per common share to holders of record at the close of business on February 23, 2024, payable on March 1, 2024. See Notes at the end of the document for our Dividend Policy. (Dollars in millions, except per share amounts) 4Q'22 4Q'23 FY'22 FY'23 SEGMENT REVENUES Fund management fees $ 512.4 $ 525.1 $ 1,996.9 $ 2,064.4 Transaction and portfolio advisory fees, net and other 17.7 34.6 111.1 80.4 Fee related performance revenues1 29.1 35.6 129.3 161.0 Total segment fee revenues 559.2 595.3 2,237.3 2,305.8 Realized performance revenues 459.7 257.7 1,980.7 938.3 Realized principal investment income 23.8 19.5 150.6 88.8 Interest income 16.3 23.9 32.8 72.2 Total Segment Revenues $ 1,059.0 $ 896.4 $ 4,401.4 $ 3,405.1 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 242.0 $ 226.6 $ 994.2 $ 1,031.9 Realized performance revenues related compensation 241.2 121.3 982.2 407.3 Total compensation and benefits 483.2 347.9 1,976.4 1,439.2 General, administrative and other expenses 104.8 105.7 369.8 376.5 Depreciation and amortization expense 10.3 9.0 38.9 38.0 Interest expense 27.7 31.1 107.3 120.9 Total Segment Expenses $ 626.0 $ 493.7 $ 2,492.4 $ 1,974.6 Total Segment Revenues $ 1,059.0 $ 896.4 $ 4,401.4 $ 3,405.1 Total Segment Expenses 626.0 493.7 2,492.4 1,974.6 (=) Distributable Earnings $ 433.0 $ 402.7 $ 1,909.0 $ 1,430.5 (-) Realized Net Performance Revenues 218.5 136.4 998.5 531.0 (-) Realized Principal Investment Income 23.8 19.5 150.6 88.8 (+) Net Interest 11.4 7.2 74.5 48.7 (=) Fee Related Earnings $ 202.1 $ 254.0 $ 834.4 $ 859.4 After-tax Distributable Earnings, per common share2 $ 1.01 $ 0.86 $ 4.34 $ 3.24 Dividend per common share3 $ 0.325 $ 0.35 $ 1.30 $ 1.40 14

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 • Distributable Earnings were $403 million in Q4 2023 and $1.4 billion for FY 2023 • Realized Net Performance Revenues were $136 million in Q4 2023 and $531 million for FY 2023 • Realized Principal Investment Income was $20 million in Q4 2023 and $89 million for FY 2023 Distributable Earnings $598 $834 $859 $2,244 $1,909 $1,431 2021 2022 2023 15 Quarterly Distributable Earnings in millions, except per share amounts Annual Distributable Earnings in millions, except per share amounts $202 $193 $207 $205 $254 $433 $272 $389 $367 $403 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 n Fee Related Earnings n Realized Net Performance Revenues Realized Principal Investment Income Net Interest DE per Share $1.01 $0.63 $0.88 $0.87 $0.86 $5.01 $4.34 $3.24

Fee Related Earnings

- **Fee Related Earnings** of $254 million in Q4 2023 increased 26% compared to $202 million in Q4 2022. FY 2023 Fee Related Earnings of $859 million increased 3% from $834 million in FY 2022
- **FRE margin**[1] of 37% in 2023 was flat compared to 37% in 2022

Quarterly FRE and FRE Margin

dollars in millions



$202
$193
$207
$205
$254
36%
35%
34%
37%
43%
4Q'22
1Q'23
2Q'23
3Q'23
4Q'23

Annual FRE and FRE Margin

dollars in millions



$598
$834
$859
33%
37%
37%
2021
2022
2023

See notes at end of document.

CARLYLE | 16

Investment Performance

CARRY FUNDS

	Fair Value of Investments ($ bn)	Appreciation (Depreciation) 4Q'23	Appreciation (Depreciation) FY'23
Total Carry Funds	$195	1%	7%
Global Private Equity			
Corporate Private Equity	$85	2%	5%
Real Estate	$20	(2)%	(1)%
Infrastructure & Natural Resources	$19	0%	8%
Global Credit	$18	4%	12%
Global Investment Solutions	$53	2%	10%

LIQUID CREDIT

	Fair Value of Investments ($ bn)	Loan Level Return 4Q'23	Loan Level Return FY'23	Average Annual Default Rate FY'23	Average Annual Default Rate Last 3 Years*
U.S. CLOs	$39	3%	14%	0.6%	0.4%
European CLOs	$12	2%	13%	2.4%	1.0%

PRIVATE & OTHER CREDIT

	Fair Value of Investments ($ bn)	Dividend Yield
Business Development Companies	$4	10%
Carlyle Tactical Private Credit	$3	10%

**Last 3 Years Average Annual Default Rate exclude certain CBAM assets that defaulted prior to the March 2022 CBAM acquisition*

- Carry fund appreciation was 1% across our investment portfolio in the fourth quarter and 7% for the year
- In our Global Private Equity segment, Real Estate depreciated 2%, driven by continued pressure from sustained higher cap rates, while Infrastructure and Natural Resources was flat as positive performance in Infrastructure and Renewables was offset by funds with oil and gas exposure
- Our Global Credit carry funds appreciated 4%, driven in part by tightening spreads

Totals may not sum due to rounding.

CARLYLE | 17

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 • Net Accrued Performance Revenues1 were $2.4 billion as of Q4 2023, down 32% from the prior quarter and 40% from one year ago, reflecting the increase in accrued performance revenue compensation at December 31, 2023 in connection with the compensation realignment, as well as the impact of realizations • Realized Net Performance Revenues were $136 million in Q4 2023 and $531 million for FY 2023 – Q4 2023 Realized Net Performance Revenues were primarily driven by exit activity in our Europe and U.S. buyout funds, our first international energy fund, our eighth U.S. real estate fund, our first credit opportunities fund, and NGP’s twelfth energy fund* $3,965 $3,434.0 $3,434.0 $2,367.0 $2,379 $531 $12 $1,067 4Q’22 Realized Net Performance Revenues Net Performance Revenues & Other Impact of Compensation Realignment 4Q’23 Performance Revenues 2 18 Net Accrued Performance Revenues Realized Net Performance Revenues (Clawback) ($mn) 4Q’22 4Q’23 FY’23 Global Private Equity4 $ 3,489 $ 1,778 $ 497 Corporate Private Equity 2,314 1,169 298 Real Estate 276 158 41 Infrastructure & Natural Resources 899 452 158 Global Credit 102 118 23 Global Investment Solutions 374 483 11 Total $ 3,965 $ 2,379 $ 531 See notes at end of document. Totals may not sum due to rounding. Net Accrued Performance Revenues dollars in millions $12 3 * Our investments in NGP include equity interests in NGP Management, the general partners of certain carry funds advised by NGP, and principal investments in certain NGP funds. We do not control or advise the NGP funds.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 $262$81 $84 $163 $161 $146 $188 $63 $77 $373 $426 4Q’22 4Q’23 Total Assets Under Management Total Assets Under Management1 of $426 billion at December 31, 2023 increased 11% from the prior quarter and 14% from one year ago. The increase in 2023 was led by a 28% increase in Global Credit AUM driven by growth at Fortitude and fundraising across the segment, as well as a 21% increase in Global Investment Solutions attributable to fundraising in the latest vintages of AlpInvest Secondaries and Coinvestment funds $426BN Total AUM 19See notes at end of document. Totals may not sum due to rounding. n Carry Funds n Fortitude n Credit & Other (non-carry funds)3 Total AUM by Segment in billions Total AUM by Product Type in billions Available Capital2 $72 billion $76 billion n GPE n GC n GIS YoY Change 14% 21% 28% (1)%

Performance Fee Eligible Assets Under Management

Performance Fee Eligible AUM[4] of $218 billion was up 6% from $205 billion one year ago due to fundraising in our Global Investment Solutions segment, primarily in our eighth AlpInvest Secondaries fund and our ninth AlpInvest Coinvestment fund. Fundraising and appreciation in our performance fee eligible Global Private Equity and Global Credit funds were offset by realizations during the period

Performance Fee Eligible AUM

in billions


$139
$22
$56
$218BN
Performance Fee Eligible AUM
GPE
GC
GIS

Performance Fee Eligible Fair Value

in billions

In-Carry Ratio[5] 79%

down from 84% one year ago


$104
$77
$18
$11
$40
$39
$161
$127
GPE
GC
GIS
Total
Performance Fee-Generating Fair Value
Eligible Fair Value not yet Generating Performance Fees

See notes at end of document. Totals may not sum due to rounding.

CARLYLE | 20

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 $75 $7 $4$4 $108 $107 $121 $155 $38 $46$267 $307 4Q’22 4Q’23 Fee-earning Assets Under Management Fee-earning Assets Under Management6 of $307 billion at December 31, 2023 increased 15% compared to one year ago, led by a 28% increase in Global Credit driven by growth at Fortitude and deployment activity, as well as a 21% increase in Global Investment Solutions primarily due to the activation of fees in our eighth AlpInvest Secondaries fund and ninth Coinvestment fund 21See notes at end of document. Totals may not sum due to rounding. Pending FEAUM7 $11 billion $15 billion FEAUM by Segment in billions Perpetual FEAUM8 in billions, 29% of Total FEAUM n Real Estate n Fortitude n Direct Lending n Other YOY Change 15% 21% 28% (1)% $31 billion increase year-over-year $89BN n GPE n GC n GIS

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Key Metrics Activity • Fundraising was $16.9 billion in Q4 2023, driven by commitments raised for strategic solutions products in Global Credit, our eighth AlpInvest Secondaries fund, and our fifth Japan buyout fund, as well as the closing of our two latest U.S. CLOs. Fundraising of $37.1 billion for FY 2023 increased 24% from FY 2022. Fundraising does not include $24 billion in assets related to Fortitude’s transaction with Lincoln Financial that closed in Q4 2023 • Invested Capital in carry funds was $7.2 billion in Q4 2023, led by investment activity in our AlpInvest Secondaries strategy and our U.S. real estate funds. Invested Capital of $19.8 billion for FY 2023 decreased 43% from a record $34.8 billion in FY 2022 • Realized Proceeds from carry funds totaled $5.2 billion in Q4 2023, driven by realizations in our U.S. buyout, Europe buyout, and AlpInvest funds. Realized Proceeds of $20.6 billion for FY 2023 decreased 39% from FY 2022 FUNDRAISING INVESTED CAPITAL Carry Funds REALIZED PROCEEDS Carry Funds ($bn) 4Q'23 FY'23 4Q'23 FY'23 4Q'23 FY'23 Total $16.9 $37.1 $7.2 $19.8 $5.2 $20.6 Global Private Equity1 $2.8 $8.7 $2.9 $8.6 $3.5 $13.5 Corporate Private Equity $1.8 $5.3 $1.4 $3.7 $2.3 $6.5 Real Estate $0.3 $0.8 $1.2 $3.7 $0.3 $1.1 Infrastructure & Natural Resources $0.6 $2.6 $0.3 $1.1 $0.9 $5.8 Global Credit $9.5 $15.7 $1.2 $3.5 $0.4 $2.1 Global Investment Solutions $4.7 $12.8 $3.2 $7.8 $1.3 $5.0 22See notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s Segment Highlights

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity • Total AUM was $161 billion as of December 31, 2023, flat to the prior quarter as realizations in Q4 2023 largely offset Fundraising of $2.8 billion and the impact of appreciation in our carry funds. Fundraising in Q4 2023 was driven by our fifth Japan buyout fund, which had its first close in the quarter. Total AUM decreased 1% from the prior year • Invested Capital of $2.9 billion in Q4 2023 and $8.6 billion for FY 2023. Notable Q4 2023 investments included Meopta (CEP V / CETP V) and GBTEC (CETP V) • Realized Proceeds of $3.5 billion in Q4 2023 and $13.5 billion for FY 2023. Notable Q4 2023 realization activity included NSM Insurance Group (CP VIII), Saverglass (CEP IV), MKS Instruments, Inc. (CP VI / CEP IV / CAP IV) and Kokusai Kogyo Co., Ltd. (CJP IV) $108 $28 $25 $161BN Total AUM (Dollars in millions) 4Q'22 4Q'23 FY'22 FY'23 Fund management fees $ 329.6 $ 322.6 $ 1,300.9 $ 1,309.8 Transaction and portfolio advisory fees, net and other 8.2 3.7 29.5 18.4 Fee related performance revenues 10.4 5.2 69.4 68.3 Fee Revenues $ 348.2 $ 331.5 $ 1,399.8 $ 1,396.5 Cash-based compensation and benefits 144.4 119.2 598.3 583.8 General, administration and other indirect expenses 65.2 59.7 235.3 221.9 Depreciation and amortization expense 6.7 6.3 25.6 26.0 Operating Expenses $ 216.3 $ 185.2 $ 859.2 $ 831.7 (=) Fee Related Earnings $ 131.9 $ 146.3 $ 540.6 $ 564.8 (+) Realized Performance Revenues 354.5 227.8 1,656.6 805.1 (-) Realized Performance Revenues Related Compensation 162.8 99.0 751.5 308.1 Realized Net Performance Revenues 191.7 128.8 905.1 497.0 (+) Realized Principal Investment Income (Loss) 14.3 5.8 108.7 45.3 (-) Net Interest 7.8 4.8 48.8 35.3 (=) Distributable Earnings $ 330.1 $ 276.1 $ 1,505.6 $ 1,071.8 24See notes at end of document. Totals may not sum due to rounding. $125BN Fair Value $37BN Available Capital 5% Publicly Traded 48% Aged 4+ Years1 n Corporate Private Equity n Infrastructure & Natural Resourcesn Real Estate

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Credit • Total AUM was $188 billion as of December 31, 2023, a 25% increase quarter over quarter, driven by inflows of $24 billion from Fortitude’s transaction with Lincoln Financial and Fundraising of $9.5 billion in Q4 2023. Fundraising activity during the quarter included commitments raised in our strategic solutions products, the closing of two new U.S. CLOs, and new subscriptions in CTAC. Total AUM increased 28% from one year ago • Invested Capital in traditional carry funds was $1.2 billion in Q4 2023 and $3.5 billion for FY 2023. Liquid Credit issued two new CLOs for $0.9 billion during Q4 2023 and five new CLOs for $2.2 billion during FY 2023. During Q4 2023 and FY 2023, Direct Lending had gross originations of $0.7 billion and $1.7 billion, respectively • Realized Proceeds in traditional carry funds totaled $0.4 billion in Q4 2023 and $2.1 billion for FY 2023 (Dollars in millions) 4Q'22 4Q'23 FY'22 FY'23 Fund management fees $ 127.3 $ 133.8 $ 473.1 $ 512.2 Transaction and portfolio advisory fees, net and other 9.5 30.9 81.6 62.0 Fee related performance revenues 18.7 30.0 59.9 89.1 Fee Revenues $ 155.5 $ 194.7 $ 614.6 $ 663.3 Cash-based compensation and benefits 70.0 78.2 284.2 324.5 General, administration and other indirect expenses 27.5 33.3 97.7 106.8 Depreciation and amortization expense 2.2 1.8 8.2 7.6 Operating Expenses $ 99.7 $ 113.3 $ 390.1 $ 438.9 (=) Fee Related Earnings $ 55.8 $ 81.4 $ 224.5 $ 224.4 (+) Realized Performance Revenues 34.9 7.5 131.5 43.5 (-) Realized Performance Revenues Related Compensation 16.3 3.5 61.3 20.3 Realized Net Performance Revenues 18.6 4.0 70.2 23.2 (+) Realized Principal Investment Income (Loss) 9.9 11.9 38.1 37.1 (-) Net Interest 2.4 2.0 17.3 10.3 (=) Distributable Earnings $ 81.9 $ 95.3 $ 315.5 $ 274.4 $53 $25 $17 $81 $12 $188BN Total AUM 25See Notes at end of document. Totals may not sum due to rounding. $172BN Fair Value $16BN Available Capital n Liquid Credit n Fortitude 2 n Real Assets Credit n Other n Private Credit

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Investment Solutions • Total AUM was $77 billion as of December 31, 2023, a 7% increase quarter over quarter, reflecting Fundraising of $4.7 billion Q4 2023, particularly in our secondaries strategy, combined with the impacts of 2% appreciation and foreign exchange in the quarter, which collectively exceeded outflows for the period. Total AUM increased 21% from one year ago • Invested Capital of $3.2 billion in Q4 2023 and $7.8 billion for FY 2023 • Realized Proceeds of $1.3 billion in Q4 2023 and $5.0 billion for FY 2023 • Net Accrued Performance Revenues reached $483 million as of Q4 2023, a 29% increase from $374 million as of Q4 2022 (Dollars in millions) 4Q'22 4Q'23 FY'22 FY'23 Fund management fees $ 55.5 $ 68.7 $ 222.9 $ 242.4 Fee related performance revenues — 0.4 — 3.6 Fee Revenues $ 55.5 $ 69.1 $ 222.9 $ 246.0 Cash-based compensation and benefits 27.6 29.2 111.7 123.6 General, administration and other indirect expenses 12.1 12.7 36.8 47.8 Depreciation and amortization expense 1.4 0.9 5.1 4.4 Operating Expenses $ 41.1 $ 42.8 $ 153.6 $ 175.8 (=) Fee Related Earnings $ 14.4 $ 26.3 $ 69.3 $ 70.2 (+) Realized Performance Revenues 70.3 22.4 192.6 89.7 (-) Realized Performance Revenues Related Compensation 62.1 18.8 169.4 78.9 Realized Net Performance Revenues 8.2 3.6 23.2 10.8 (+) Realized Principal Investment Income (Loss) (0.4) 1.8 3.8 6.4 (-) Net Interest 1.2 0.4 8.4 3.1 (=) Distributable Earnings $ 21.0 $ 31.3 $ 87.9 $ 84.3 $30 $21 $26 $77BN Total AUM 26See notes at end of document. Totals may not sum due to rounding. $53BN Fair Value $24BN Available Capital n Secondary n Primary & Other 3 n Co-Investments

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s Supplemental Details

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 (Dollars in millions, except per share amounts) 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 FY'22 FY'23 SEGMENT REVENUES Fund management fees $ 512.4 $ 506.2 $ 515.0 $ 518.1 $ 525.1 $ 1,996.9 $ 2,064.4 Transaction and portfolio advisory fees, net and other 17.7 16.4 18.2 11.2 34.6 111.1 80.4 Fee related performance revenues 29.1 28.8 73.2 23.4 35.6 129.3 161.0 Total segment fee revenues 559.2 551.4 606.4 552.7 595.3 2,237.3 2,305.8 Realized performance revenues 459.7 165.1 335.1 180.4 257.7 1,980.7 938.3 Realized principal investment income 23.8 23.8 22.1 23.4 19.5 150.6 88.8 Interest income 16.3 13.9 14.3 20.1 23.9 32.8 72.2 Total Segment Revenues $ 1,059.0 $ 754.2 $ 977.9 $ 776.6 $ 896.4 $ 4,401.4 $ 3,405.1 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 242.0 $ 260.6 $ 288.7 $ 256.0 $ 226.6 $ 994.2 $ 1,031.9 Realized performance revenues related compensation 241.2 95.6 160.0 30.4 121.3 982.2 407.3 Total compensation and benefits 483.2 356.2 448.7 286.4 347.9 1,976.4 1,439.2 General, administrative and other expenses 104.8 87.5 101.7 81.6 105.7 369.8 376.5 Depreciation and amortization expense 10.3 9.9 8.7 10.4 9.0 38.9 38.0 Interest expense 27.7 29.0 30.0 30.8 31.1 107.3 120.9 Total Segment Expenses $ 626.0 $ 482.6 $ 589.1 $ 409.2 $ 493.7 $ 2,492.4 $ 1,974.6 Total Segment Revenues 1,059.0 754.2 977.9 776.6 896.4 4,401.4 3,405.1 Total Segment Expenses 626.0 482.6 589.1 409.2 493.7 2,492.4 1,974.6 (=) Distributable Earnings $ 433.0 $ 271.6 $ 388.8 $ 367.4 $ 402.7 $ 1,909.0 $ 1,430.5 (-) Realized Net Performance Revenues 218.5 69.5 175.1 150.0 136.4 998.5 531.0 (-) Realized Principal Investment Income 23.8 23.8 22.1 23.4 19.5 150.6 88.8 (+) Net Interest 11.4 15.1 15.7 10.7 7.2 74.5 48.7 (=) Fee Related Earnings $ 202.1 $ 193.4 $ 207.3 $ 204.7 $ 254.0 $ 834.4 $ 859.4 After-tax Distributable Earnings, per common share $ 1.01 $ 0.63 $ 0.88 $ 0.87 $ 0.86 $ 4.34 $ 3.24 Dividend per common share $ 0.325 $ 0.35 $ 0.35 $ 0.35 $ 0.35 $ 1.30 $ 1.40 Note: Historical quarterly results by segment available in Q4 2023 financial supplement on Carlyle's investor relations website Carlyle Fourth Quarter and Full-Year 2023 Total Segment Results 28

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Total Segment Balance Sheet Highlights • Balance sheet assets attributable to Carlyle stockholders, including net cash and equivalents, net accrued performance revenues and investments, net of debt obligations totaled $4.5 billion at December 31, 2023, compared to $5.9 billion one year prior, reflecting the increase in accrued performance revenue compensation in connection with the compensation realignment • Balance sheet cash totaled $1.4 billion as of December 31, 2023, compared to $1.4 billion as of December 31, 2022, with no balance drawn on our $1.0 billion revolving line of credit KEY BALANCE SHEET ITEMS1 ($mn) 12/31/2023 Cash, cash equivalents and corporate treasury investments $1,440.3 Net accrued performance revenues2 (net of related accrued compensation and accrued giveback) $2,378.8 Investments attributable to Carlyle shareholders3 $2,488.1 Debt obligations4 $1,854.6 Drawn revolving credit line ($1.0 billion available capacity) $0.0 (1) Balance sheet amounts presented exclude the effect of U.S. GAAP consolidation eliminations on investments and accrued performance revenue, as well as cash and debt associated with Carlyle's consolidated funds. (2) Net accrued performance revenues as of December 31, 2023 are net of $44 million in accrued giveback obligations and $4.3 billion in accrued performance allocations and incentive fee compensation. See page 41 for a reconciliation to U.S. GAAP. (3) Investments exclude Carlyle’s equity investments in NGP Energy Capital Management and the portion of CLO investments attributable to Carlyle stockholders that were financed with debt. Refer to page 41 for a reconciliation to U.S. GAAP. (4) Excludes approximately $426 million in carrying value of loans used to finance CLO investments and $488 million of lease liabilities. $0.6 $(0.5) $(0.4) $2.1 $2.4 $2.5 $3.9 $4.0 $2.4 2021 2022 2023 29 Balance Sheet Highlights in billions n Net Accrued Performance Revenues 2 n Investments 3 n Cash/Equivalents less Debt 4

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 AUM and Fee-earning AUM Roll Forward Total AUM Roll Forward Unaudited, in millions Three Months Ended December 31, 2023 Twelve Months Ended December 31, 2023 ($mn) Global Private Equity Global Credit Global Investment Solutions Total Global Private Equity Global Credit Global Investment Solutions Total Balance, Beginning of Period $ 160,614 $ 150,072 $ 71,572 $ 382,258 $ 163,098 $ 146,302 $ 63,291 $ 372,691 Inflows1 2,727 33,232 4,649 40,608 8,759 41,975 12,732 63,466 Outflows (including realizations)2 (4,387) (1,625) (1,796) (7,808) (14,375) (5,613) (5,892) (25,880) Market Activity & Other3 857 5,636 622 7,115 3,073 4,789 5,701 13,563 Foreign Exchange4 1,497 511 1,813 3,821 753 373 1,028 2,154 Balance, End of Period $ 161,308 $ 187,826 $ 76,860 $ 425,994 $ 161,308 $ 187,826 $ 76,860 $ 425,994 Fee-earning AUM Roll Forward Unaudited, in millions Three Months Ended December 31, 2023 Twelve Months Ended December 31, 2023 ($mn) Global Private Equity Global Credit Global Investment Solutions Total Global Private Equity* Global Credit Global Investment Solutions Total Balance, Beginning of Period $ 107,390 $ 124,044 $ 41,593 $ 273,027 $ 107,801 $ 121,229 $ 37,547 $ 266,577 Inflows5 1,507 28,205 4,065 33,777 6,863 35,568 13,100 55,531 Outflows (including realizations)6 (2,727) (2,466) (1,109) (6,302) (7,917) (4,705) (5,707) (18,329) Market Activity & Other7 (293) 4,970 226 4,903 (413) 2,793 493 2,873 Foreign Exchange8 774 485 754 2,013 317 353 96 766 Balance, End of Period* $ 106,651 $ 155,238 $ 45,529 $ 307,418 $ 106,651 $ 155,238 $ 45,529 $ 307,418 30See notes at end of document. Totals may not sum due to rounding. *Fee-earning AUM balances as of December 31, 2023 exclude Pending Fee-earning AUM of $15 billion.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of December 31, 2023 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of December 31, 2023 Fund (Fee Initiation Date / Stepdown Date)(28) Committed Capital (29) Cumulative Invested Capital (1) Percent Invested Realized Value (2) Remaining Fair Value (3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Giveback) (8) Total Fair Value (9) MOIC (4) Gross IRR (6)(12) CORPORATE PRIVATE EQUITY CP VIII (Oct 2021 / Oct 2027) $ 14,797 $ 7,490 51% $ 680 $ 8,229 1.2x NM NM $ 1 n/a n/a n/a CP VII (May 2018 / Oct 2021) $ 18,510 $ 17,740 96% $ 2,150 $ 22,495 1.4x 11% 8% $ 45 $ 1,632 1.2x 13% CP VI (May 2013 / May 2018) $ 13,000 $ 13,140 101% $ 23,982 $ 5,249 2.2x 18% 14% $ 210 $ 26,623 2.5x 22% CP V (Jun 2007 / May 2013) $ 13,720 $ 13,238 96% $ 28,073 $ 832 2.2x 18% 14% $ 58 $ 28,149 2.3x 20% CEP V (Oct 2018 / Sep 2024) € 6,416 € 5,538 86% € 1,446 € 6,141 1.4x 17% 9% $ 85 n/a n/a n/a CEP IV (Sep 2014 / Oct 2018) € 3,670 € 3,797 103% € 6,188 € 1,371 2.0x 18% 12% $ 87 € 6,277 2.1x 20% CEP III (Jul 2007 / Dec 2012) € 5,295 € 5,177 98% € 11,716 € 110 2.3x 19% 14% $ 9 € 11,654 2.3x 19% CAP V (Jun 2018 / Jun 2024) $ 6,554 $ 5,713 87% $ 1,499 $ 6,260 1.4x 18% 8% $ 81 $ 916 1.8x 142% CAP IV (Jul 2013 / Jun 2018) $ 3,880 $ 4,146 107% $ 6,400 $ 2,424 2.1x 18% 13% $ 165 $ 7,577 2.9x 26% CJP IV (Oct 2020 / Oct 2026) ¥ 258,000 ¥ 180,016 70% ¥ 53,996 ¥ 237,248 1.6x 50% 29% $ 45 $ 50,774 3.5x 155% CJP III (Sep 2013 / Aug 2020) ¥ 119,505 ¥ 91,192 76% ¥ 214,998 ¥ 39,358 2.8x 24% 17% $ 17 ¥ 203,055 3.4x 27% CGFSP III (Dec 2017 / Dec 2023) $ 1,005 $ 942 94% $ 383 $ 1,701 2.2x 30% 21% $ 70 $ 781 6.2x 50% CGFSP II (Jun 2013 / Dec 2017) $ 1,000 $ 943 94% $ 1,960 $ 538 2.7x 26% 20% $ 30 $ 1,956 2.4x 28% CP Growth (Oct 2021 / Oct 2027) $ 1,283 $ 353 27% $ — $ 386 1.1x NM NM $ — n/a n/a n/a CEOF II (Nov 2015 / Mar 2020) $ 2,400 $ 2,361 98% $ 3,095 $ 1,914 2.1x 21% 15% $ 82 $ 3,122 2.9x 37% CETP V (Mar 2022 / Jun 2028) € 3,180 € 1,024 32% € — € 1,033 1.0x NM NM $ — n/a n/a n/a CETP IV (Jul 2019 / Jun 2022) € 1,350 € 1,177 87% € 813 € 1,740 2.2x 39% 27% $ 67 € 788 9.3x 122% CETP III (Jul 2014 / Jul 2019) € 657 € 602 92% € 1,278 € 736 3.3x 42% 29% $ 46 € 1,288 3.4x 46% CGP II (Dec 2020 / Jan 2025) $ 1,840 $ 984 53% $ 16 $ 1,180 1.2x 11% 6% $ 6 n/a n/a n/a CGP (Jan 2015 / Mar 2021) $ 3,588 $ 3,206 89% $ 1,427 $ 3,011 1.4x 6% 5% $ 31 $ 1,688 2.1x 16% CAGP IV (Aug 2008 / Dec 2014) $ 1,041 $ 954 92% $ 1,141 $ 79 1.3x 6% 1% $ — $ 1,131 1.3x 7% CSABF (Dec 2009 / Dec 2016) $ 776 $ 773 100% $ 541 $ 326 1.1x 2% Neg $ — $ 660 1.3x 5% All Other Active Funds & Vehicles (10) $ 20,535 n/a $ 17,154 $ 15,493 1.6x 21% 14% $ 35 $ 17,146 2.1x 29% Fully Realized Funds & Vehicles (11) (31) $ 31,019 n/a $ 74,477 $ 2 2.4x 28% 20% $ — $ 74,479 2.4x 28% TOTAL CORPORATE PRIVATE EQUITY (13) $ 144,619 n/a $ 188,611 $ 84,396 1.9x 25% 17% $ 1,169 $ 189,797 2.4x 26% 31See notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance, continued (Reported in Local Currency, mn) TOTAL INVESTMENTS As of December 31, 2023 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of December 31, 2023 Fund (Fee Initiation Date / Stepdown Date)(28) Committed Capital (29) Cumulative Invested Capital (1) Percent Invested Realized Value (2) Remaining Fair Value (3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Giveback) (8) Total Fair Value (9) MOIC (4) Gross IRR (6)(12) REAL ESTATE CRP IX ( Oct 2021 / Oct 2026 ) $ 7,987 $ 3,573 45% $ — $ 3,726 1.0x NM NM $ — $ 35.0 1.2x NM CRP VIII (Aug 2017 / Oct 2021) $ 5,505 $ 5,160 94% $ 4,674 $ 4,171 1.7x 39% 24% $ 109 $ 4,718 2.1x 54% CRP VII (Jun 2014 / Dec 2017) $ 4,162 $ 3,843 92% $ 4,912 $ 1,426 1.6x 17% 11% $ 38 $ 4,874 1.8x 22% CRP VI (Mar 2011 / Jun 2014) $ 2,340 $ 2,179 93% $ 3,790 $ 147 1.8x 27% 18% $ 3 $ 3,709 1.9x 29% CPI (May 2016 / n/a) $ 7,534 $ 7,852 104% $ 2,442 $ 7,666 1.3x 14% 12% n/a* $ 1,376 1.7x 10% All Other Active Funds & Vehicles (14) $ 3,131 n/a $ 1,258 $ 2,974 1.4x 9% 8% $ 9 $ 876 1.7x 20% Fully Realized Funds & Vehicles (15) (31) $ 13,011 n/a $ 19,611 $ 14 1.5x 10% 6% $ — $ 19,624 1.5x 10% TOTAL REAL ESTATE(13) $ 38,749 n/a $ 36,687 $ 20,125 1.5x 12% 8% $ 158 $ 35,213 1.7x 13% INFRASTRUCTURE & NATURAL RESOURCES CIEP II (Apr 2019 / Apr 2025) $ 2,286 $ 1,008 44% $ 707 $ 927 1.6x 32% 14% $ 25 $ 644 2.7x NM** CIEP I (Sep 2013 / Jun 2019) $ 2,500 $ 2,409 96% $ 2,310 $ 2,198 1.9x 16% 10% $ 102 $ 3,392 2.7x 24% CPP II (Sep 2014 / Apr 2021) $ 1,527 $ 1,583 104% $ 1,220 $ 1,728 1.9x 16% 10% $ 80 $ 1,633 3.2x 30% CGIOF (Dec 2018 / Sep 2023) $ 2,201 $ 1,871 85% $ 447 $ 2,347 1.5x 22% 12% $ 47 $ 416 1.5x 25% CRSEF II (Nov 2022 / Aug 2027) $ 1,004 $ 265 26% $ — $ 340 1.3x NM NM $ 2 n/a n/a n/a NGP XIII (Feb 2023 / Feb 2028) $ 1,628 $ 140 9% $ — $ 142 1.0x NM NM $ — n/a n/a n/a NGP XII (Jul 2017 / Jul 2022) $ 4,304 $ 3,014 70% $ 3,527 $ 2,683 2.1x 22% 16% $ 41 $ 3,537 3.5x 41% NGP XI (Oct 2014 / Jul 2017) $ 5,325 $ 5,034 95% $ 5,796 $ 3,848 1.9x 14% 10% $ 136 $ 6,837 2.1x 24% NGP X (Jan 2012 / Dec 2014) $ 3,586 $ 3,351 93% $ 3,414 $ 292 1.1x 3% Neg $ — $ 3,261 1.2x 5% All Other Active Funds & Vehicles (17) $ 4,855 n/a $ 3,031 $ 4,325 1.5x 14% 12% $ 20 $ 3,229 2.3x 24% Fully Realized Funds & Vehicles (18) (31) $ 1,190 n/a $ 1,435 $ — 1.2x 3% 1% $ — $ 1,435 1.2x 3% TOTAL INFRASTRUCTURE & NATURAL RESOURCES (13) $ 24,720 n/a $ 21,887 $ 18,830 1.6x 12% 8% $ 452 $ 24,384 2.1x 16% Legacy Energy Funds (16) $ 16,741 n/a $ 24,001 $ 33 1.4x 12% 6% $ (1) $ 23,568 1.5x 14% 32See notes at end of document. Totals may not sum due to rounding. *Net accrued fee related performance revenues for CPI of $5 million are excluded from net accrued performance revenues. These amounts will be reflected as fee related performance revenues when realized, and included in fund level fee revenues in our segment results.

Global Credit Fund Performance (Carry Funds Only)

($ mn)				TOTAL INVESTMENTS As of December 31, 2023					
Fund (Fee Initiation Date / Stepdown Date) (28)	Committed Capital (29)	Cumulative Invested Capital (19)	Percent Invested	Realized Value (2)	Remaining Fair Value (3)	MOIC (4)	Gross IRR (6)(12)	Net IRR (7)(12)	Net Accrued Carry/(Giveback) (8)
GLOBAL CREDIT CARRY FUNDS									
CCOF III (Feb 2023 / Jun 2028)	$ 2,273	$ 896	39%	$ 14	$ 949	1.1x	NM	NM	$ 1
CCOF II (Nov 2020 / Oct 2025)	$ 4,430	$ 5,148	116%	$ 1,073	$ 5,228	1.2x	16%	11%	$ 65
CCOF I (Nov 2017 / Sep 2022)	$ 2,373	$ 3,471	146%	$ 3,005	$ 1,740	1.4x	17%	12%	$ 27
CSP IV (Apr 2016 / Dec 2020)	$ 2,500	$ 2,500	100%	$ 948	$ 2,319	1.3x	11%	5%	$ —
CSP III (Dec 2011 / Aug 2015)	$ 703	$ 703	100%	$ 931	$ 31	1.4x	18%	8%	$ —
CEMOF II (Dec 2015 / Jun 2019)	$ 1,692	$ 1,713	101%	$ 1,841	$ 333	1.3x	7%	3%	$ —
SASOF III (Nov 2014 / n/a)	$ 833	$ 991	119%	$ 1,197	$ 63	1.3x	18%	10%	$ 5
All Other Active Funds & Vehicles (20)		$ 9,828	n/a	$ 2,208	$ 8,256	1.1x	4%	3%	$ 20
Fully Realized Funds & Vehicles (21) (31)		$ 6,625	n/a	$ 8,190	$ —	1.2x	9%	3%	$ —
TOTAL GLOBAL CREDIT CARRY FUNDS		$ 31,875	n/a	$ 19,406	$ 18,918	1.2x	10%	5%	$ 118

See notes at end of document. Totals may not sum due to rounding.

CARLYLE | 33

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Investment Solutions Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of December 31, 2023 Global Investment Solutions (22)(26) Vintage Year Fund Size Cumulative Invested Capital (1)(23) Realized Value (23) Remaining Fair Value (23) Total Fair Value (9)(23) MOIC (4) Gross IRR (12)(24) Net IRR (12)(27) Net Accrued Carry/ (Giveback) (8)(30) Secondaries and Portfolio Finance ASF VIII 2023 $ 5,546 $ 792 $ 13 $ 1,065 $ 1,078 1.4x NM NM $ 12 ASF VII 2020 $ 6,769 $ 5,160 $ 939 $ 6,096 $ 7,035 1.4x 25% 19% $ 76 ASF VII - SMAs 2020 € 2,016 € 1,539 € 340 € 1,844 € 2,184 1.4x 25% 21% $ 29 ASF VI 2017 $ 3,333 $ 3,147 $ 2,885 $ 1,983 $ 4,868 1.5x 17% 14% $ 57 ASF VI - SMAs 2017 € 2,817 € 2,671 € 2,052 € 2,208 € 4,260 1.6x 16% 14% $ 45 ASF V 2012 $ 756 $ 658 $ 998 $ 198 $ 1,195 1.8x 18% 15% $ 8 ASF V - SMAs 2012 € 3,916 € 4,063 € 6,787 € 809 € 7,596 1.9x 21% 20% $ 15 SMAs 2009-2011 2010 € 1,859 € 2,000 € 3,404 € 53 € 3,457 1.7x 19% 18% $ — All Other Active Funds & Vehicles (25) Various $ 1,244 $ 516 $ 1,162 $ 1,678 1.3x 23% 21% $ 15 Fully Realized Funds & Vehicles Various € 4,240 € 6,955 € 35 € 6,990 1.6x 19% 18% $ — Co-Investments ACF IX 2023 $ 2,327 $ 269 $ — $ 268 $ 268 1.0x NM NM $ — ACF VIII 2021 $ 3,614 $ 3,043 $ 37 $ 3,598 $ 3,635 1.2x 12% 9% $ 17 ACF VIII - SMAs 2021 $ 1,069 $ 796 $ 20 $ 942 $ 962 1.2x 13% 11% $ 5 ACF VII 2017 $ 1,688 $ 1,633 $ 764 $ 2,365 $ 3,129 1.9x 18% 15% $ 54 ACF VII - SMAs 2017 € 1,452 € 1,415 € 548 € 1,966 € 2,515 1.8x 17% 15% $ 43 SMAs 2014-2016 2014 € 1,274 € 1,114 € 2,135 € 789 € 2,925 2.6x 25% 23% $ 14 SMAs 2012-2013 2012 € 1,124 € 1,061 € 2,724 € 293 € 3,018 2.8x 28% 26% $ 2 SMAs 2009-2010 2010 € 1,475 € 1,377 € 3,483 € 572 € 4,056 2.9x 23% 22% $ — Strategic SMAs Various € 3,528 € 1,028 € 4,834 € 5,861 1.7x 20% 18% $ 58 All Other Active Funds & Vehicles (25) Various € 442 € 583 € 105 € 687 1.6x 16% 14% $ 2 Fully Realized Funds & Vehicles Various € 5,710 € 9,834 € 1 € 9,835 1.7x 14% 13% $ — Primary Investments SMAs 2021-2023 2021 € 4,349 € 631 € 12 € 696 € 708 1.1x NM NM $ — SMAs 2018-2020 2018 $ 3,101 $ 1,999 $ 275 $ 2,454 $ 2,729 1.4x 17% 16% $ 1 SMAs 2015-2017 2015 € 2,501 € 2,411 € 2,074 € 2,588 € 4,662 1.9x 22% 21% $ 10 SMAs 2012-2014 2012 € 5,080 € 5,869 € 8,386 € 4,548 € 12,934 2.2x 19% 18% $ 16 SMAs 2009-2011 2009 € 4,877 € 5,709 € 9,817 € 2,530 € 12,347 2.2x 17% 17% $ 1 SMAs 2006-2008 2005 € 11,500 € 13,384 € 21,730 € 1,512 € 23,242 1.7x 10% 10% $ — SMAs 2003-2005 2003 € 4,628 € 5,063 € 7,988 € 202 € 8,190 1.6x 10% 9% $ — All Other Active Funds & Vehicles (25) Various € 1,816 € 1,740 € 323 € 2,063 1.1x 3% 2% $ — Fully Realized Funds & Vehicles Various € 4,942 € 8,042 € 40 € 8,082 1.6x 12% 11% $ — TOTAL GLOBAL INVESTMENT SOLUTIONS (USD)(13) $ 94,695 $ 116,606 $ 48,328 $ 164,934 1.7x 14% 13% $ 481 34See notes at end of document. Totals may not sum due to rounding. “ASF” stands for AlpInvest Secondaries Fund, “ACF” stands for AlpInvest Co-Investment Fund, and “SMAs” are Separately Managed Accounts. “ASF - SMAs” and “ACF - SMAs” reflect the aggregated portfolios of investments held by SMAs within the relevant strategy, which invest alongside the relevant ASF or ACF (as applicable). Strategic SMAs reflect the aggregated portfolios of co-investments made by SMAs sourced from the SMA investor’s own private equity fund investment portfolio. Other SMAs reflect the aggregated portfolios of investments within the relevant strategy that began making investments in the corresponding time periods. See Notes at end of document for further detail.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s Reconciliations and Disclosures

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Distributable Earnings Per Share (Unaudited) * See Notes at the end of the document for our Dividend Policy. ** Shares eligible for dividend include 0.7 million net common shares that will be issued in February 2024 in connection with the vesting of restricted stock units. For purposes of this calculation, these common shares have been added to the common shares outstanding as of December 31, 2023 because they will participate in the dividend paid on common shares in March 2024. *** As of December 31, 2023, $396.8 million in capacity remained under the repurchase authorization approved by the Board of Directors in February 2023. In February 2024, the Board reset the company’s total share repurchase authorization to $1.4 billion, effective February 6, 2024. (in millions, except per share data) 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 FY'23 DISTRIBUTABLE EARNINGS, TAX AND PER SHARE INFORMATION Distributable Earnings $ 433.0 $ 271.6 $ 388.8 $ 367.4 $ 402.7 $ 1,430.5 Less: Estimated current corporate, foreign, state and local taxes1 66.1 42.2 68.9 52.1 92.2 255.4 DISTRIBUTABLE EARNINGS, NET attributable to common stockholders $ 366.9 $ 229.4 $ 319.9 $ 315.3 $ 310.5 $ 1,175.1 Estimated DE effective tax rate2 15.3% 15.5% 17.7% 14.2% 22.9% 17.9 % DISTRIBUTABLE EARNINGS, NET per common share outstanding $ 1.01 $ 0.63 $ 0.88 $ 0.87 $ 0.86 $ 3.24 Dividend per common share* $ 0.325 $ 0.35 $ 0.35 $ 0.35 $ 0.35 $ 1.40 SHARE INFORMATION Shares issued during the period 0.2 2.8 0.1 2.1 0.6 5.5 Shares repurchased and retired during the period (1.3) (3.0) (2.2) (1.3) — (6.5) Total outstanding shares, end of period 362.3 362.1 360.0 360.7 361.3 361.3 Shares eligible for dividend** 364.2 362.2 361.7 360.8 362.1 362.1 Total cost of shares repurchased and retired during the period*** $ 38.8 $ 100.3 $ 60.0 $ 43.2 $ — $ 203.5 36See notes at end of document. Totals may not sum due to rounding. Our estimated DE effective tax rate was 17.9% for FY 2023, reflecting the impact of tax deductions resulting from the vesting of restricted stock units as well as the recovery of certain tax basis step-ups and the amortization of intangible assets related to recent acquisitions

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information (1) Effective December 31, 2023, we realigned our employee compensation program to increase the proportion of our performance allocations used to compensate our employees. Net realized performance and fee related performance revenues in 4Q’23 and FY 2023 include a one-time charge of $1.1 billion to unrealized performance allocations and incentive fee related compensation expense related to this compensation realignment. (2) In connection with the initial drawdown of the March 2022 capital raise from Fortitude, the Company’s indirect ownership of Fortitude decreased from 19.9% to 13.5%. As a result of the dilution, the Company recorded a reduction in the carrying value of its equity method investment and corresponding loss of $177 million in 2Q’22. In 2Q’23, the remaining capital was called by Fortitude and the Company’s indirect ownership further decreased to 10.5%. As a result of this dilution, the Company recorded an additional reduction in carrying value and corresponding loss of $104 million. These amounts are excluded from the total segment results. (3) Equity-based compensation includes amounts reflected in principal investment income and general, administrative and other expense in our U.S. GAAP statement of operations. (Dollars in millions) 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 FY'21 FY'22 FY'23 INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES $ 171.5 $ 159.6 $ (70.0) $ 152.2 $ (842.7) $ 4,027.5 $ 1,572.5 $ (600.9) Adjustments: Net unrealized performance and fee related performance revenues1 201.5 18.4 314.3 138.9 1,187.6 (1,606.2) (183.7) 1,659.2 Unrealized principal investment (income) loss 5.0 29.0 (30.4) (17.1) (17.6) (351.8) 38.3 (36.1) Principal investment loss from dilution of indirect investment in Fortitude2 — — 104.0 — — — 176.9 104.0 Equity-based compensation3 16.9 57.1 70.7 67.3 65.0 172.9 161.9 260.1 Acquisition or disposition related charges, including amortization of intangibles and impairment 62.5 28.7 33.7 50.6 32.3 37.7 187.4 145.3 Tax (expense) benefit associated with certain foreign performance revenues — (0.5) (0.1) (0.2) (0.2) (17.1) 3.0 (1.0) Net (income) loss attributable to non-controlling interests in consolidated entities (31.4) (24.6) (35.7) (29.7) (21.7) (70.5) (59.7) (111.7) Debt extinguishment costs — — — — — 10.2 — — Right-of-use asset impairment — — — — — 26.8 — — Other adjustments 7.0 3.9 2.3 5.4 — 14.2 12.4 11.6 DISTRIBUTABLE EARNINGS $ 433.0 $ 271.6 $ 388.8 $ 367.4 $ 402.7 $ 2,243.7 $ 1,909.0 $ 1,430.5 Realized net performance revenues 218.5 69.5 175.1 150.0 136.4 1,529.6 998.5 531.0 Realized principal investment income 23.8 23.8 22.1 23.4 19.5 209.5 150.6 88.8 Net interest 11.4 15.1 15.7 10.7 7.2 93.5 74.5 48.7 FEE RELATED EARNINGS $ 202.1 $ 193.4 $ 207.3 $ 204.7 $ 254.0 $ 598.1 $ 834.4 $ 859.4 37

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Three Months Ended December 31, 2022				
Revenues	$ 1,059.0	$ 106.4	$ (446.0)	$ 719.4 [2]
Expenses	$ 626.0	$ 89.3	$ (157.9)	$ 557.4 [2]
Other income (loss)	$ —	$ 9.5	$ —	$ 9.5 [3]
Distributable Earnings	$ 433.0	$ 26.6	$ (288.1)	$ 171.5 [4]
Three Months Ended March 31, 2023				
Revenues	$ 754.2	$ 121.9	$ (17.1)	$ 859.0 [2]
Expenses	$ 482.6	$ 97.2	$ 123.2	$ 703.0 [2]
Other income (loss)	$ —	$ 3.6	$ —	$ 3.6 [3]
Distributable Earnings	$ 271.6	$ 28.3	$ (140.3)	$ 159.6 [4]
Three Months Ended June 30, 2023				
Revenues	$ 977.9	$ 137.1	$ (652.9)	$ 462.1 [2]
Expenses	$ 589.1	$ 116.3	$ (157.7)	$ 547.7 [2]
Other income (loss)	$ —	$ 15.6	$ —	$ 15.6 [3]
Distributable Earnings	$ 388.8	$ 36.4	$ (495.2)	$ (70.0) [4]
Three Months Ended September 30, 2023				
Revenues	$ 776.6	$ 152.7	$ (212.7)	$ 716.6 [2]
Expenses	$ 409.2	$ 111.2	$ 34.7	$ 555.1 [2]
Other income (loss)	$ —	$ (9.3)	$ —	$ (9.3) [3]
Distributable Earnings	$ 367.4	$ 32.2	$ (247.4)	$ 152.2 [4]
Three Months Ended December 31, 2023				
Revenues	$ 896.4	$ 158.4	$ (128.6)	$ 926.2 [2]
Expenses	$ 493.7	$ 135.6	$ 1,136.6	$ 1,765.9 [2]
Other income (loss)	$ —	$ (3.0)	$ —	$ (3.0) [3]
Distributable Earnings	$ 402.7	$ 19.8	$ (1,265.2)	$ (842.7) [4]

(Dollars in millions)	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Year Ended December 31, 2021				
Revenues	$ 4,950.1	$ 253.2	$ 3,578.8	$ 8,782.1 [2]
Expenses	$ 2,706.4	$ 217.8	$ 1,832.9	$ 4,757.1 [2]
Other income (loss)	$ —	$ 2.5	$ —	$ 2.5 [3]
Distributable Earnings	$ 2,243.7	$ 37.9	$ 1,745.9	$ 4,027.5 [4]
Year Ended December 31, 2022				
Revenues	$ 4,401.4	$ 311.0	$ (273.7)	$ 4,438.7 [2]
Expenses	$ 2,492.4	$ 255.3	$ 77.0	$ 2,824.7 [2]
Other income (loss)	$ —	$ (41.5)	$ —	$ (41.5) [3]
Distributable Earnings	$ 1,909.0	$ 14.2	$ (350.7)	$ 1,572.5 [4]
Year Ended December 31, 2023				
Revenues	$ 3,405.1	$ 570.1	$ (1,011.3)	$ 2,963.9 [2]
Expenses	$ 1,974.6	$ 460.3	$ 1,136.8	$ 3,571.7 [2]
Other income (loss)	$ —	$ 6.9	$ —	$ 6.9 [3]
Distributable Earnings	$ 1,430.5	$ 116.7	$ (2,148.1)	$ (600.9) [4]

(1) The Distributable Earnings in the Carlyle Consolidated column is income before provision for income taxes, which is the GAAP measure that is most directly comparable to Distributable Earnings.

(2) See detailed breakdown of revenue and expense adjustments on page 40.

(3) The Other Income (Loss) adjustment results from the Consolidated Funds which were eliminated in consolidation to arrive at Carlyle's total Other Income (Loss).

(4) See the reconciliation for Distributable Earnings and Fee Related Earnings on page 37.

CARLYLE | 38

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)

	Carlyle Consolidated	Reconciling Items[1]	Total Reportable Segments	Carlyle Consolidated	Reconciling Items[1]	Total Reportable Segments
	Three Months Ended December 31, 2022			**Year Ended December 31, 2021**		
Performance revenues	$ (18.7)	$ 478.4	$ 459.7	$ 6,084.6	$ (3,146.0)	$ 2,938.6
Performance revenues related compensation expense	$ (21.3)	$ 262.5	$ 241.2	$ 2,961.0	$ (1,552.0)	$ 1,409.0
Net performance revenues	$ 2.6	$ 215.9	$ 218.5	$ 3,123.6	$ (1,594.0)	$ 1,529.6
Principal investment income (loss)	$ 70.0	$ (46.2)	$ 23.8	$ 637.3	$ (427.8)	$ 209.5
	Three Months Ended March 31, 2023			**Year Ended December 31, 2022**		
Performance revenues	$ 160.8	$ 4.3	$ 165.1	$ 1,327.5	$ 653.2	$ 1,980.7
Performance revenues related compensation expense	$ 105.7	$ (10.1)	$ 95.6	$ 719.9	$ 262.3	$ 982.2
Net performance revenues	$ 55.1	$ 14.4	$ 69.5	$ 607.6	$ 390.9	$ 998.5
Principal investment income (loss)	$ 11.7	$ 12.1	$ 23.8	$ 570.5	$ (419.9)	$ 150.6
	Three Months Ended June 30, 2023			**Year Ended December 31, 2023**		
Performance revenues	$ (246.8)	$ 581.9	$ 335.1	$ (88.6)	$ 1,026.9	$ 938.3
Performance revenues related compensation expense	$ (92.2)	$ 252.2	$ 160.0	$ 1,103.7	$ (696.4)	$ 407.3
Net performance revenues	$ (154.6)	$ 329.7	$ 175.1	$ (1,192.3)	$ 1,723.3	$ 531.0
Principal investment income (loss)	$ (7.2)	$ 29.3	$ 22.1	$ 133.4	$ (44.6)	$ 88.8
	Three Months Ended September 30, 2023					
Performance revenues	$ (118.3)	$ 298.7	$ 180.4			
Performance revenues related compensation expense	$ (53.9)	$ 84.3	$ 30.4			
Net performance revenues	$ (64.4)	$ 214.4	$ 150.0			
Principal investment income (loss)	$ 100.6	$ (77.2)	$ 23.4			
	Three Months Ended December 31, 2023					
Performance revenues	$ 115.7	$ 142.0	$ 257.7			
Performance revenues related compensation expense	$ 1,144.1	$ (1,022.8)	$ 121.3			
Net performance revenues	$ (1,028.4)	$ 1,164.8	$ 136.4			
Principal investment income (loss)	$ 28.3	$ (8.8)	$ 19.5			

See notes at end of document.

CARLYLE | 39

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information, continued (Dollars in millions) 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 FY'21 FY'22 FY'23 REVENUE RECONCILING ITEMS Unrealized performance and fee related performance revenues $ (477.3) $ (20.7) $ (600.5) $ (229.2) $ (196.2) $ 3,155.6 $ (142.5) $ (1,046.6) Unrealized principal investment income (loss) (5.0) (29.0) 30.4 17.1 17.6 351.8 (38.3) 36.1 Principal investment loss from dilution of indirect investment in Fortitude — — (104.0) — — — (176.9) (104.0) Adjustments related to expenses associated with NGP Management and its affiliates (3.0) (3.4) (4.1) (3.5) (2.8) (13.7) (12.9) (13.8) Tax expense (benefit) associated with certain foreign performance revenues 0.1 — — — — 0.2 0.1 — Non-controlling interests and other adjustments to present certain costs on a net basis 59.0 50.8 43.9 23.5 73.4 159.6 119.0 191.6 Elimination of revenues of Consolidated Funds (19.8) (14.8) (18.6) (20.6) (20.6) (74.7) (22.2) (74.6) Total Revenue Reconciling Items $ (446.0) $ (17.1) $ (652.9) $ (212.7) $ (128.6) $ 3,578.8 $ (273.7) $ (1,011.3) EXPENSE RECONCILING ITEMS Unrealized performance and fee related performance revenue compensation expense $ (275.8) $ (2.3) $ (286.2) $ (90.3) $ 991.4 $ 1,549.4 $ (326.2) $ 612.6 Equity-based compensation 16.9 57.1 70.7 67.3 65.0 172.9 161.9 260.1 Acquisition or disposition related charges (credits), including amortization of intangibles and impairment 62.5 28.7 33.7 50.6 32.3 37.7 187.4 145.3 Tax (expense) benefit associated with certain foreign performance revenues related compensation (0.1) (0.5) (0.1) (0.2) (0.2) (17.3) 2.9 (1.0) Non-controlling interests and other adjustments to present certain costs on a net basis 46.9 40.0 35.2 10.7 62.8 78.5 82.7 148.7 Debt extinguishment costs — — — — — 10.2 — — Right-of-use asset impairment — — — — — 26.8 — — Other 7.0 3.9 2.3 5.4 — 14.2 12.4 11.6 Elimination of expenses of Consolidated Funds (15.3) (3.7) (13.3) (8.8) (14.7) (39.5) (44.1) (40.5) Total Expense Reconciling Items $ (157.9) $ 123.2 $ (157.7) $ 34.7 $ 1,136.6 $ 1,832.9 $ 77.0 $ 1,136.8 40

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Total Segment Information, continued (1) The Company has equity interests in NGP Management Company, L.L.C. (“NGP Management”), the general partners of certain carry funds advised by NGP, and principal investments in certain NGP funds. These equity interests are accounted for as investments under the equity method of accounting. Total investments attributable to The Carlyle Group Inc. excludes the strategic equity method investment in NGP Management and investments in the general partners of certain NGP carry funds. The Company does not control or advise the NGP funds. (2) Of the $431.7 million in CLO borrowings as of December 31, 2023, $408.8 million are collateralized by investments attributable to The Carlyle Group Inc. The remaining CLO borrowings are collateralized by investments attributable to non-controlling interests. (3) Accrued performance allocations from NGP Carry Funds are recorded as an investment in the U.S. GAAP balance sheet. RECONCILIATION OF TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. (Dollars in millions) 12/31/23 INVESTMENTS, EXCLUDING PERFORMANCE ALLOCATIONS $ 3,785.8 Less: Amounts attributable to non-controlling interests in Consolidated Funds (173.9) Plus: Investments in Consolidated Funds, eliminated in consolidation 139.7 Less: Strategic equity method investments in NGP Management1 (370.3) Less: Investment in NGP general partners - accrued performance allocations1 (484.4) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. 2,896.9 Less: CLO loans and other borrowings attributable to The Carlyle Group Inc.2 (408.8) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC., NET OF CLO LOANS AND OTHER BORROWINGS $ 2,488.1 RECONCILIATION OF ACCRUED PERFORMANCE ALLOCATIONS (Dollars in millions) 12/31/23 ACCRUED PERFORMANCE ALLOCATIONS, NET OF ACCRUED GIVEBACK OBLIGATIONS $ 6,125.9 Plus: Accrued performance allocations from NGP Carry Funds3 484.4 Less: Net accrued performance allocations presented as fee related performance revenues (5.2) Less: Accrued performance allocation-related expense (4,255.8) Plus: Receivable for giveback obligation from current and former employees 11.5 Less: Deferred taxes on certain foreign accrued performance allocations (27.1) Plus/Less: Net accrued performance allocations/giveback obligations attributable to non-controlling interests in consolidated entities 7.4 Plus: Net accrued allocations attributable to Consolidated Funds, eliminated in consolidation 9.1 NET ACCRUED PERFORMANCE REVENUES BEFORE TIMING DIFFERENCES 2,350.2 Plus/Less: Timing differences between the period when accrued performance allocations/giveback obligations are realized and the period they are collected/distributed 28.6 NET ACCRUED PERFORMANCE REVENUES ATTRIBUTABLE TO THE CARLYLE GROUP INC. $ 2,378.8 41

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 GAAP Statement of Operations (Unaudited) (Dollars in millions, except per share amounts) 4Q'22 1Q’23 2Q’23 3Q’23 4Q'23 FY'21 FY'22 FY'23 REVENUES Fund management fees $ 497.2 $ 500.8 $ 507.8 $ 502.6 $ 532.0 $ 1,667.5 $ 2,030.1 $ 2,043.2 Incentive fees 21.1 19.8 21.0 21.1 31.8 48.8 63.7 93.7 Investment income Performance allocations (18.7) 160.8 (246.8) (118.3) 115.7 6,084.6 1,327.5 (88.6) Principal investment income (loss) 70.0 11.7 (7.2) 100.6 28.3 637.3 570.5 133.4 Total investment income (loss) 51.3 172.5 (254.0) (17.7) 144.0 6,721.9 1,898.0 44.8 Interest and other income 43.4 44.0 50.2 57.9 60.0 90.7 135.9 212.1 Interest and other income of Consolidated Funds 106.4 121.9 137.1 152.7 158.4 253.2 311.0 570.1 Total Revenues 719.4 859.0 462.1 716.6 926.2 8,782.1 4,438.7 2,963.9 EXPENSES Compensation and benefits Cash-based compensation and benefits 272.3 260.2 270.6 267.6 225.3 908.0 1,052.0 1,023.7 Equity-based compensation 14.7 54.4 68.0 64.4 62.3 163.1 154.0 249.1 Performance allocations and incentive fee related compensation (21.3) 105.7 (92.2) (53.9) 1,144.1 2,961.0 719.9 1,103.7 Total compensation and benefits 265.7 420.3 246.4 278.1 1,431.7 4,032.1 1,925.9 2,376.5 General, administrative and other expenses 188.6 159.2 168.5 143.0 181.4 431.7 575.8 652.1 Interest 28.4 29.7 30.7 31.4 32.0 113.3 110.4 123.8 Interest and other expenses of Consolidated Funds 74.5 93.7 102.1 102.5 120.8 178.5 211.6 419.1 Other non-operating expenses (income) 0.2 0.1 — 0.1 — 1.5 1.0 0.2 Total Expenses 557.4 703.0 547.7 555.1 1,765.9 4,757.1 2,824.7 3,571.7 Net investment gains (losses) of consolidated funds 9.5 3.6 15.6 (9.3) (3.0) 2.5 (41.5) 6.9 Income (loss) before provision for income taxes 171.5 159.6 (70.0) 152.2 (842.7) 4,027.5 1,572.5 (600.9) Provision (benefit) for income taxes 12.9 34.3 (7.3) 41.2 (172.4) 982.3 287.8 (104.2) Net income (loss) 158.6 125.3 (62.7) 111.0 (670.3) 3,045.2 1,284.7 (496.7) Net income (loss) attributable to non-controlling interests in consolidated entities 31.4 24.6 35.7 29.7 21.7 70.5 59.7 111.7 Net income (loss) attributable to The Carlyle Group Inc. $ 127.2 $ 100.7 $ (98.4) $ 81.3 $ (692.0) $ 2,974.7 $ 1,225.0 $ (608.4) Net income (loss) attributable to The Carlyle Group Inc. per common share Basic $ 0.35 $ 0.28 $ (0.27) $ 0.23 $ (1.92) $ 8.37 $ 3.39 $ (1.68) Diluted $ 0.35 $ 0.28 $ (0.27) $ 0.22 $ (1.92) $ 8.20 $ 3.35 $ (1.68) Weighted-average common shares (in millions) Basic 363.1 362.9 361.3 360.6 360.8 355.2 361.3 361.4 Diluted 366.6 365.4 361.3 363.7 360.8 362.6 365.7 361.4 Cash-based compensation and benefits ratio 37.9% 30.3% 58.6% 37.3% 24.3% 10.3% 23.7% 34.5 % Income (loss) before provision for income taxes margin 23.8% 18.6% (15.1) % 21.2% (91.0) % 45.9% 35.4% (20.3) % 42

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 As of December 31, 2023 (Dollars in millions) Consolidated Operating Entities Consolidated Funds Eliminations Consolidated ASSETS Cash and cash equivalents $ 1,440.3 $ — $ — $ 1,440.3 Cash and cash equivalents of Consolidated Funds — 346.0 — 346.0 Restricted cash 1.8 — — 1.8 Investments, including performance allocations of $6,169.9 million 10,104.5 — (149.2) 9,955.3 Investments of Consolidated Funds — 7,313.9 (60.8) 7,253.1 Due from affiliates and other receivables, net 1,009.2 — (317.6) 691.6 Due from affiliates and other receivables of Consolidated Funds, net — 141.0 — 141.0 Fixed assets, net 161.5 — — 161.5 Lease right-of-use assets, net 332.2 — — 332.2 Deposits and other 66.0 4.6 — 70.6 Intangible assets, net 766.1 — — 766.1 Deferred tax assets 16.5 — — 16.5 Total assets $ 13,898.1 $ 7,805.5 $ (527.6) $ 21,176.0 LIABILITIES & EQUITY Debt obligations $ 2,281.0 $ — $ — $ 2,281.0 Loans payable of Consolidated Funds — 6,796.4 (309.9) 6,486.5 Accounts payable, accrued expenses and other liabilities 333.8 — — 333.8 Accrued compensation and benefits 4,922.2 — — 4,922.2 Due to affiliates 269.6 6.3 — 275.9 Deferred revenue 140.3 — — 140.3 Deferred tax liabilities 45.3 — — 45.3 Other liabilities of Consolidated Funds — 374.4 — 374.4 Lease liabilities 488.1 — — 488.1 Accrued giveback obligations 44.0 — — 44.0 Total liabilities 8,524.3 7,177.1 (309.9) 15,391.5 Total equity 5,373.8 628.4 (217.7) 5,784.5 Total liabilities and equity $ 13,898.1 $ 7,805.5 $ (527.6) $ 21,176.0 GAAP Balance Sheet (Unaudited) 43

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes Dividend Policy In February 2023, our Board of Directors approved an increase in the anticipated common stock dividend to an annual rate of $1.40 per share ($0.35 per common share on a quarterly basis), commencing with the first quarter 2023 dividend paid in May 2023. Prior to the first quarter 2023 dividend, our dividend policy for our common stock was an annual rate of $1.30 per share of common stock ($0.325 per common share on a quarterly basis). The declaration and payment of any dividends to holders of our common stock are subject to the discretion of our Board of Directors, which may change our dividend policy at any time or from time to time, and the terms of our amended and restated certificate of incorporation. There can be no assurance that dividends will be made as intended or at all or that any particular dividend policy will be maintained. Non-GAAP Financial Measures This press release contains financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in our most recent Annual Report on Form 10-K filed with the SEC. A reconciliation of forward-looking non-GAAP financial measures cannot be provided without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliation that have not yet occurred, are out of our control, or cannot be reasonably predicted. For the same reasons, Carlyle is unable to assess the probable significance of the unavailable information, which could have a material impact on its future GAAP financial results. Notes on Carlyle Consolidated GAAP Results (Page 4) (1) Income (loss) before provision for income taxes is the GAAP measure that is most directly comparable to Distributable Earnings, which management uses to measure the performance of the business. A full reconciliation is included starting on page 37. (2) Cash-based compensation and benefits ratio is equal to Cash-based compensation and benefits, divided by Total revenues. (3) Income (loss) before provision for taxes margin is equal to Income (loss) before provision for taxes, divided by Total revenues. (4) Net performance revenues are equal to Performance revenues less Performance revenues related compensation expense. Note on Fee Related Earnings (Page 16) (1) FRE Margin is calculated as Fee Related Earnings, divided by Total Segment Fee Revenues. Notes on Performance Revenues (Page 18) (1) We generally earn performance revenues (or carried interest) from our carry funds representing a 20% allocation of profits generated on third-party capital, and on which the general partner receives a special residual allocation of income from limited partners, which we refer to as carried interest, in the event that specified investment returns are achieved by the fund. Disclosures referring to carry funds also include the impact of certain commitments that do not earn carried interest, but are either part of, or associated with our carry funds. The rate of carried interest, as well as the share of carried interest allocated to Carlyle, may vary across the carry fund platform. See “Non-GAAP Financial Measures” for more information. A reconciliation of accrued performance allocations to total segment net accrued performance revenues is included on page 41. (2) Includes the change in performance revenue accrual from positive or negative movements in portfolio valuation, incremental preferred return and fees, foreign exchange fluctuations and acquisition/divestiture activity. See “Non-GAAP Financial Measures” for more information. See page 39 for a reconciliation of performance revenues to realized net performance revenues. (3) Effective December 31, 2023, we realigned our employee compensation program to increase the proportion of our performance allocations used to compensate our employees. Under the realigned program, the employee compensation ratio increased from approximately 47% to approximately 60%-70%, resulting in a one-time charge to performance allocations and incentive fee related compensation expense and an accrual for the same amount in accrued compensation and benefits to reflect the incremental expense on unrealized performance allocations as of December 31, 2023 under U.S. GAAP. (4) Total for Global Private Equity includes Legacy Energy funds.The impact of these funds is no longer significant to our results of operations. Notes on Assets Under Management (Pages 19-21) (1) Total Assets Under Management refers to the assets we manage or advise, and reflects the sum of the unrealized Fair Value of Investments and Available Capital. We also include the NGP funds, which are advised by NGP. (2) Available Capital refers to the amount of capital commitments available to be called for investments, which may be reduced for equity invested that is funded via fund credit facility and expected to be called from investors at a later date, plus any additional assets/liabilities at the fund level other than active investments. Amounts previously called may be added back to available capital following certain distributions. (3) Credit (Non-Carry Funds) includes our CLOs, business development companies and related managed accounts, the Carlyle Tactical Private Credit Fund, as well as securitization vehicles and various managed accounts in our Carlyle Aviation business. "Other" includes certain managed account vehicles. Total AUM for Fortitude includes $6 billion related to the investment in Fortitude by Carlyle FRL and third-party strategic investors. Amounts invested in Carlyle products under the strategic advisory services agreement are included in Fortitude AUM as well as in the AUM of the strategy in which they are invested. (4) Performance Fee Eligible AUM represents the AUM of funds for which we are entitled to receive performance allocations, inclusive of the fair value of investments in those funds (which we refer to as “Performance Fee Eligible Fair Value”) and their Available Capital. Performance Fee Eligible Fair Value is “Performance Fee Generating” when the associated fund has achieved the specified investment returns required under the terms of the fund’s agreement and is accruing performance revenue as of the quarter-end reporting date. Funds whose performance allocations are treated as fee-related performance allocations are excluded from these metrics. 44

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Assets Under Management (Pages 19-21) (continued) (5) Beginning in Q4’23, the In-Carry Ratio represents Performance Fee-Generating Fair Value divided by Total Performance Fee Eligible Fair Value (as defined above). Prior to Q4’23, this metric represented the percentage of Fair Value of our Traditional Carry Funds (Global Private Equity and Global Credit) which was accruing performance revenue as of the quarter-end reporting date, and was inclusive of both (1) fair value of traditional carry funds which are not eligible to earn performance allocations, and (2) fair value of carry funds whose performance allocations are treated as fee-related performance allocations. The In-Carry Ratio as of Q4’22 as previously reported using the legacy calculation was 73%. (6) Fee-earning Assets Under Management refers to the assets we manage or advise from which we derive recurring fund management fees, and is calculated as the basis on which management fees would be called, if called on the effective reporting date. We include Fee-earning AUM on the NGP funds, which are advised by NGP. (7) Pending Fee-earning Assets Under Management refers to commitments that have been raised, and will become Fee-earning Assets Under Management upon the activation of recurring fund management fees on the commitments, or as the capital is invested, depending on the fee structure of the fund or vehicle. (8) “Perpetual Capital” refers to the assets we manage or advise which have an indefinite term and for which there is no immediate requirement to return capital to investors upon the realization of investments made with such capital, except as required by applicable law. Perpetual Capital may be materially reduced or terminated under certain conditions, including reductions from changes in valuations and payments to investors, including through elections by investors to redeem their investments, dividend payments, and other payment obligations, as well as the termination of or failure to renew the respective investment advisory agreements. Perpetual Capital includes: (a) assets managed under the strategic advisory services agreement with Fortitude, (b) our Core Plus real estate fund, (c) our business development companies and certain other direct lending products, (d) our Interval Fund (“CTAC”) and (e) our retail-oriented product Carlyle AlpInvest Private Markets Fund (“CAPM”). Note on Key Metrics Activity (Page 22) (1) Total for Global Private Equity includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. Notes on Segment Highlights (Page 24-26) (1) Reflects the percentage of Fair Value in our GPE carry funds attributable to investments originated in Q4 2019 or prior. Investments that include follow-on tranches are fully recognized based on the date of the initial investment activity. (2) Fortitude includes $6 billion related to the investment in Fortitude by Carlyle FRL and third-party strategic investors. Amounts invested in Carlyle products under the strategic advisory services agreement are included in Fortitude AUM as well as in the AUM of the strategy in which they are invested. (3) Includes Mezzanine funds and CAPM. Notes on Total AUM and Fee-earning AUM Roll Forwards (Page 30) (1) Inflows generally reflects the impact of gross fundraising and closed reinsurance transactions at Fortitude during the period. For funds or vehicles denominated in foreign currencies, this reflects translation at the average quarterly rate, while the separately reported Fundraising metric is translated at the spot rate for each individual closing. New CLO warehouse assets are recognized as an inflow to AUM, while corresponding fundraising will not be recognized until CLO issuance. (2) Outflows includes distributions net of recallable or recyclable amounts in our carry funds, related co-investment vehicles, and separately managed accounts, gross redemptions in our open-ended funds, runoff of CLO collateral balances and the expiration of available capital. (3) Market Activity & Other generally represents realized and unrealized gains (losses) on portfolio investments in our carry funds and related co-investment vehicles, and separately managed accounts, as well as the net impact of fees, expenses and non-investment income, change in gross asset value for our business development companies, changes in the fair value of Fortitude’s general account assets covered by the strategic advisory services agreement, and other changes in AUM. (4) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. (5) Inflows represents limited partner capital raised by our carry funds or separately managed accounts for which management fees based on commitments were activated during the period, the fee-earning commitments invested in vehicles for which management fees are based on invested capital, the fee-earning collateral balance of new CLO issuances, closed reinsurance transactions at Fortitude, as well as gross subscriptions in vehicles for which management fees are based on net asset value. Inflows exclude fundraising amounts during the period for which fees have not yet been activated, which are referenced as Pending Fee-earning AUM. (6) Outflows represents the impact of realizations from vehicles with management fees based on remaining invested capital at cost or fair value, changes in basis for funds where the investment period, weighted-average investment period or commitment fee period has expired during the period, reductions for funds that are no longer calling for management fees, gross redemptions in open-ended funds, and runoff of CLO collateral balances. Realizations for funds earning management fees based on commitments during the period do not affect Fee-earning AUM. (7) Market Activity & Other represents realized and unrealized gains (losses) on portfolio investments in our carry funds based on the lower of cost or fair value and net asset value, activity of funds with fees based on gross asset value, and changes in the fair value of Fortitude’s general account assets covered by the strategic advisory services agreement. (8) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. 45

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 31-34) (1) Represents the original cost of investments since inception of the fund. (2) Represents all realized proceeds since inception of the fund. (3) Represents remaining fair value, before management fees, expenses and carried interest, and may include remaining escrow values for realized investments. (4) Multiple of invested capital (“MOIC”) represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital. (5) An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment. An investment is considered partially realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least 85% of invested capital and such investment is not yet fully realized. Because part of our value creation strategy involves pursuing best exit alternatives, we believe information regarding Realized/ Partially Realized MOIC and Gross IRR, when considered together with the other investment performance metrics presented, provides investors with meaningful information regarding our investment performance by removing the impact of investments where significant realization activity has not yet occurred. Realized/Partially Realized MOIC and Gross IRR have limitations as measures of investment performance, and should not be considered in isolation. Such limitations include the fact that these measures do not include the performance of earlier stage and other investments that do not satisfy the criteria provided above. The exclusion of such investments will have a positive impact on Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR. Our measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures. (6) Gross Internal Rate of Return (“Gross IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, before the impact of management fees, partnership expenses and carried interest. For fund vintages 2017 and after, Gross IRR includes the impact of interest expense related to the funding of investments on fund lines of credit. Gross IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Subtotal Gross IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (7) Net Internal Rate of Return (“Net IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, after the impact of all management fees, partnership expenses and carried interest, including current accruals. Net IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. Subtotal Net IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (8) Represents the net accrued performance revenue balance/(giveback obligation) as of the current quarter end. (9) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. (10) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: MENA, CCI, CSSAF I, CPF I, CAP Growth I, CAP Growth II, CBPF II, CEP II, ABV 8 and ACCD 2. (11) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CP I, CP II, CP III, CP IV, CEP I, CAP I, CAP II, CAP III, CBPF I, CJP I, CJP II, CMG, CVP I, CVP II, CUSGF III, CGFSP I, CEVP I, CETP I, CETP II, CAVP I, CAVP II, CAGP III, CEOF I and Mexico. (12) For funds marked “NM,” IRR may be positive or negative, but is not considered meaningful because of the limited time since initial investment and early stage of capital deployment. For funds marked “Neg,” IRR is considered meaningful but is negative as of reporting period end. (13) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate. (14) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: CCR, CER I and CER II. (15) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CRP I, CRP II, CRP III, CRP IV, CRP V, CRCP I, CAREP I, CAREP II, CEREP I, CEREP II and CEREP III. (16) Aggregate includes the following Legacy Energy funds and related co-investments: Energy I, Energy II, Energy III, Energy IV, Renew I, and Renew II. (17) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: NGP GAP, NGP RP I, NGP RP II, NGP ETP IV, CPOCP and CRSEF. (18) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CIP. (19) Represents the original cost of investments since the inception of the fund. For CSP III and CSP IV, reflects amounts net of investment level recallable proceeds which is adjusted to reflect recyclability of invested capital for the purpose of calculating the fund MOIC. (20) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: SASOF IV, SASOF V, CALF, and CICF. 46

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 31-34)(continued) (21) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CSP I, CSP II, CEMOF I, CSC, CMP I, CMP II, SASOF II, and CASCOF. (22) Includes private equity and mezzanine primary fund investments, secondary fund investments and co-investments originated by AlpInvest. Excluded from the performance information shown are: (a) investments that were not originated by AlpInvest (i.e., AlpInvest did not make the original investment decision or recommendation); (b) Direct Investments, which was spun off from AlpInvest in 2005; (c) Carlyle AlpInvest Private Markets Fund; and (d) LP co-investment vehicles managed by AlpInvest. As of December 31, 2023, these excluded portfolios amounted to approximately $4.9 billion of AUM in the aggregate. (23) To exclude the impact of FX, all foreign currency cash flows have been converted to the currency representing a majority of the capital committed to the relevant fund at the reporting period spot rate. (24) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying investments, before management fees, expenses and carried interest at the AlpInvest level. (25) Includes AlpInvest Atom Fund, all mezzanine investment portfolios, all ‘clean technology’ private equity investment portfolios, all strategic portfolio finance portfolios, ASF VIII - SMAs, ACF IX - SMAs, and any state-focused investment mandate portfolios. (26) “ASF” stands for AlpInvest Secondaries Fund, “ACF” stands forAlpInvest Co-Investment Fund, and “SMAs” are Separately Managed Accounts. “ASF - SMAs” and “ACF - SMAs” reflect the aggregated portfolios of investments held by SMAs within the relevant strategy, which invest alongside the relevant ASF or ACF (as applicable). Strategic SMAs reflect the aggregated portfolios of co-investments made by SMAs sourced from the SMA investor’s own private equity fund investment portfolio. Other SMAs reflect the aggregated portfolios of investments within the relevant strategy that began making investments in the corresponding time periods. Co-Investments SMAs 2014-2016 does not include two SMAs that started in 2016 but invested a substantial majority alongside ACF VII. These two SMAs have instead been grouped with ACF VII - SMAs. An SMA may pursue multiple investment strategies and make commitments over multiple years. (27) Net Internal Rate of Return (“Net IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying investments, after management fees, expenses and carried interest. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. (28) The fund stepdown date represents the contractual stepdown date under the respective fund agreements for funds on which the fee basis stepdown has not yet occurred. Funds without a listed Fee Initiation Date and Stepdown Date have not yet initiated fees. (29) All amounts shown represent total capital commitments as of December 31, 2023. Certain of our recent vintage funds are currently in fundraising and total capital commitments are subject to change. Capital Committed for CEMOF II reflects original committed capital of $2.8 billion, less $1.1 billion in commitments which were extinguished following a Key Person Event. (30) Net accrued carry excludes $2 million of net accrued carry as of December 31, 2023, which was retained as part of the sale of Metropolitan Real Estate on April 1, 2021. (31) Funds are included when all investments have been realized. There may be remaining fair value and net accrued carry where there are outstanding escrow balances or undistributed proceeds. Notes on Reconciliation for Distributable Earnings per Share (Page 36) (1) Estimated current corporate, foreign, state and local taxes represents the total U.S. GAAP Provision (benefit) for income taxes adjusted to include only the current tax provision (benefit) applied to Net income (loss) attributable to The Carlyle Group Inc. This adjustment, used to calculate Distributable Earnings, Net attributable to common stockholders, reflects the benefit of deductions available to the Company on certain expense items that are excluded from the underlying calculation of Distributable Earnings, such as equity-based compensation expense, amortization of acquired intangible assets, and other charges (credits) related to corporate actions and non-recurring items. Management believes that using the estimated current tax provision (benefit) in this manner more accurately reflects earnings that are available to be distributed to common stockholders. (2) Estimated DE effective tax rate is calculated as the estimated current corporate, foreign, state and local taxes divided by Distributable Earnings. Note on Reconciliation of GAAP to Total Segment Information (Page 39) (1) Adjustments to performance revenues and principal investment income (loss) relate to (i) unrealized performance allocations net of related compensation expense and unrealized principal investment income, which are excluded from the segment results, (ii) amounts earned from the Consolidated Funds, which were eliminated in the U.S. GAAP consolidation but were included in the segment results, (iii) amounts attributable to non-controlling interests in consolidated entities, which were excluded from the segment results, (iv) the reclassification of NGP performance revenues, which are included in principal investment income in U.S. GAAP financial statements, (v) the reclassification of fee related performance revenues, which are included in fund level fee revenues in the segment results, and (vi) the reclassification of tax expenses associated with certain foreign performance revenues. Adjustments to principal investment income (loss) also include the reclassification of earnings for the investments in NGP Management and its affiliates to the appropriate operating captions for the segment results, the exclusion of charges associated with the investment in NGP Management and its affiliates that are excluded from the segment results and the exclusion of the principal investment loss from the dilution of the indirect investment in Fortitude. 47